3613958v3
               SECURITIES AND EXCHANGE COMMISSION

                      Washington, DC 20549


                            FORM 8-K

                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                              1934

               Date of Report: September 27, 2002



                  THE PHOENIX GROUP CORPORATION
     (Exact name of registrant as specified in its charter)


     Delaware            000-20354               23-2596710


  (State or other   (Commission File No.)      (IRS Employer
  jurisdiction of                              Identification
  incorporation)                                  Number)


    801 E. Campbell Rd., Suite 450, Richardson, Texas  75081
     (Address of principal executive offices and zip code)


Registrant's telephone number, including area code: 214-382-3630


                        Not Applicable.
 (Former name or former address, if changed since last report)





Item 4.  Changes In Registrant's Certifying Accountant

     (a)  Previous Independent Accountants.

           (i)   On  September 19, 2001, King Griffin &  Adamson,
P.C.   resigned   as   The  Phoenix  Group   Corporation's   (the
"Registrant") independent accountants.

           (ii) The audits of the financial statements of the Registrant for the fiscal years ended December 31, 2001 and December 31, 2000 have not been completed.

           (iii) During the Registrant's fiscal years ended December 31, 2000 and December 31, 2001 and any subsequent interim period preceding the resignation, there were no disagreements with King Griffin & Adamson, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of King Griffin & Adamson, P.C., would have caused King Griffin & Adamson, P.C. to make reference to the subject matter of the disagreement(s) in connection with its reports.

           (iv) During the periods listed in item (iii) above, there have been no "reportable events" (as defined in paragraph
(a)(1)(v) of Item 304 of Regulation S-K).

           (v) The Registrant was notified of the resignation of the independent accountants in a letter dated September 19, 2002, a copy of which was sent to the Office of the Chief Accountant of the Securities and Exchange Commission. A copy of the letter from King Griffin & Adamson, P.C. is attached hereto as an exhibit.


ITEM 6.  Resignations of Registrant's Directors

     (a) Bart A. Houston, resigned as a director of the Registrant, on September 25, 2002.

     (b) Mr. Houston has submitted an application to the United States Bankruptcy Court for the Northern District of Texas (Ft. Worth Division) authorizing his employment and retention and that of the law firm of Houston & Shahady, P.A. as special counsel for the Registrant in various matters involving the Registrant in that court.


ITEM 7.  Financial Statements and Exhibits

               (a)  Financial Statements - Not Applicable

     (b)  Pro Forma Financial Information- Not Applicable

     (c)  Exhibits-
                Exhibit 16 Letter re: Change in Certifying
          Accountant


                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                         THE PHOENIX GROUP CORPORATION




Dated: September 27, 2002
                         /s/__________________
                         Ronald E. Lusk
                         Chairman  of the Board, President
                         and Chief Executive Officer

                                                  EXHIBIT 16


             [King Griffin & Adamson Letterhead]







September 19, 2002


Mr. Ronald Lusk
President
The Phoenix Group Corporation
801 East Campbell Road, Suite 345
Richardson, Texas 75081

Dear Mr. Lusk:

This is to confirm that the client-auditor relationship between The Phoenix Group Corporation (Commission File
Number 000-20354) and King Griffin & Adamson P.C. has ceased.

Sincerely,


/s/ King Griffin & Adamson P.C.

King Griffin & Adamson P.C.